Exhibit 99.1

AITX's RAD Sales Reinforce ROSA's Role as the Foundation of Its
Stationary Security Platform

Nine Standalone ROSA Units with SARA Ordered for Automotive and Construction Deployments

Detroit, Michigan, September 16, 2026 -- Artificial Intelligence Technology Solutions, Inc. (the "Company") (OTCID:AITX), a developer and operator of AI-driven security and productivity solutions for enterprise clients, along with its wholly owned subsidiary, Robotic Assistance Devices, Inc. (RAD), today announced orders for nine standalone ROSA™ units, each licensed with SARA™ (Speaking Autonomous Responsive Agent). The orders include six ROSA units representing the first order from a longstanding national automotive customer and three additional units for an existing construction customer. All nine units are expected to be deployed by the end of October, during the Company's third quarter of fiscal year 2027.

AITX
Artificial Intelligence Technology Solutions Inc.
RAD
an AITX company
ROBOTIC
ASSISTANCE
DEVICES
SECURE
The Foundation
9 ROSAs + SARA Ordered

Artist’s depiction of ROSA with SARA serving automotive and construction environments, with RIO illustrating ROSA’s role within RAD’s broader stationary security platform.

The six-unit order was placed through an established security dealer for deployment at a location operated by a major national automotive retailer. The order represents RAD's first business with the end customer following several years of relationship development and creates an initial ROSA presence within the customer's broader operating footprint.

The separate three-unit order is expected to expand the customer's existing ROSA deployment for a longstanding construction-sector customer and one of RAD's earliest adopters. The repeat order reflects the customer's continued reliance on ROSA for construction-site security and further demonstrates RAD's ability to expand established relationships through additional deployments.

As RAD continues to broaden its portfolio through SARA, ROAMEO™ and other emerging solutions, ROSA remains the commercial workhorse of the Company's stationary security platform. Whether deployed as a standalone solution or as the active security component within a RIO system, ROSA continues to support RAD's installed base, recurring revenue growth and expansion across customer locations. Licensing each newly ordered ROSA with SARA connects RAD's proven stationary hardware with the Company's advancing agentic AI capabilities.

"ROSA is foundational to AITX's overall vision for a complete ecosystem of security and facility management hardware and software solutions," said Steve Reinharz, CEO/CTO and founder of AITX and RAD. "It continues to win business, generate recurring revenue and give customers a solution they can deploy again and again. SARA expands the intelligence and autonomous capabilities of every new ROSA, while ROAMEO opens an entirely new category for us. We can advance the platform without losing sight of the product that continues to anchor our stationary business."

ROSA is a multiple award-winning, compact, self-contained and portable security and communication solution that can be installed and activated in approximately 15 minutes. ROSA's AI-driven security analytics include human, firearm and vehicle detection, license plate recognition, responsive digital signage, audio messaging, and complete integration with RAD's software suite of notification and autonomous response capabilities. Two-way communication is optimized for cellular connectivity and includes live video from ROSA's high-resolution, full-color, always-on cameras. RAD has published seven case studies detailing how ROSA has helped eliminate instances of theft, trespassing and loitering at construction sites, mobile home parks, retail centers, hospital campuses, and multi-family communities across the country.

Many of RAD's enterprise customers, dealers and integration partners require confidentiality regarding their identities, deployment locations or commercial relationships. These restrictions may prevent the Company from naming the parties involved or announcing individual orders. Accordingly, publicly announced orders may represent only a portion of RAD's order activity during any given period. The Company evaluates disclosure based on contractual obligations, customer permissions and the significance of the activity, while complying with applicable public disclosure requirements.

The Company invites prospective clients, channel partners, and industry participants to connect with its team to learn how RAD's solutions can support their security and operational objectives.

About Artificial Intelligence Technology Solutions, Inc. (AITX)

AITX is a developer and provider of artificial intelligence-based solutions that empower organizations to gain new insight, solve complex challenges and drive operational efficiency. Through its family of companies, including PURSUON, Inc. (formerly RAD-M), Robotic Assistance Devices, Inc. (RAD-I), Robotic Assistance Devices Residential (RAD-R), Robotic Assistance Devices Group (RAD-G), and Robotic Assistance Devices Lanka (Private) Limited (RAD Lanka), AITX develops and delivers a broad range of AI-driven technologies and services designed to transform security, automation, and operational workflows across multiple industries.

Through its primary subsidiary, RAD-I, AITX is redefining the nearly $50 billion U.S. security and guarding services industry1 with its AI-driven Solutions-as-a-Service model. RAD solutions are specifically designed to deliver cost savings of between 35% and 80% compared to traditional manned security and monitoring, utilizing a suite of stationary and mobile autonomous systems that complement, and in many cases replace, human personnel in environments better suited for machines. All RAD technologies, AI-based analytics and software platforms are developed in-house.

All of RAD's solutions are designed to integrate with leading industry platforms and workflows, including an integration with Immix®, a provider of central station and remote monitoring software.

The Company's operations and internal controls have been validated through successful completion of its SOC 2 Type 2 audit, reinforcing its credibility with enterprise and government clients that require rigorous data protection and compliance standards.

AITX is led by Steve Reinharz, CEO/CTO and founder of the Company and all subsidiaries, who brings decades of experience in the security services industry. The broader AITX leadership and its subsidiaries draw on deep expertise across security, law enforcement, and robotics innovation, supporting the Company's ability to deliver practical and scalable solutions.

The Company's solutions are deployed across a wide range of industries including enterprises, government, transportation, critical infrastructure, education, and healthcare.

To learn more, visit www.aitx.ai, www.radsecurity.com, www.pursuon.com, www.radgroup.ai, www.saramonitoring.ai, www.radlightmyway.com, and www.stevereinharz.com, or follow Steve Reinharz on X @SteveReinharz. Information contained on, or accessible through, the foregoing websites and social media accounts is not incorporated by reference into, and does not form a part of, this press release or any of the Company's filings with the Securities and Exchange Commission.

CAUTIONARY DISCLOSURE ABOUT FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements, including statements regarding the anticipated deployment, installation, activation and customer acceptance of the nine ROSA units described above; the expected timing of those deployments; the recurring revenue expected to be associated with the units and their SARA licenses; the potential expansion of existing customer relationships to additional locations; the receipt of additional orders; and the expected contribution of ROSA, SARA, RIO and ROAMEO to the Company's installed base, product portfolio and recurring revenue.

Forward-looking statements are based on management's current expectations and assumptions and are subject to significant risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, among others: the possibility that the orders are delayed, modified, cancelled or terminated; that the units are not manufactured, delivered, installed, activated or accepted within the anticipated period, or at all; delays involving component availability, production, transportation, customer site preparation, installation, software integration, commissioning or customer acceptance; the possibility that associated recurring revenue is lower than anticipated, begins later than expected, is not collected or is not sustained; the risk that the customers or channel partners described above do not place additional orders or expand deployments to additional locations; customer concentration and the loss of, or reduced purchases from, significant customers; the possibility that ROSA, SARA, RIO, ROAMEO or other Company solutions do not achieve anticipated performance, adoption or commercial results; the Company's ability to fund operations, maintain production, support its installed base and scale its business; the Company's history of losses, negative working capital and stockholders' deficit; substantial doubt regarding the Company's ability to continue as a going concern; the Company's continued dependence on external financing, including variable-priced equity financing that results in dilution to existing stockholders; and the other risks described in Part I, Item 1A of the Company's most recent Annual Report on Form 10-K and in its subsequent filings with the Securities and Exchange Commission.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this release. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statement. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company. Because the Company is a penny stock issuer, the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995 is unavailable to it.

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Doug Clemons
248-270-8273
doug.c@radsecurity.com

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1 https://www.ibisworld.com/united-states/market-research-reports/security-services-industry/